***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                            UNDER 17 C.F.R. SS.SS. 200.80(B)(4),
                                                            200.83 AND 240.24B-2


                                                            Customer Number 1036

                              AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT


Lessor:           TRANSAMERICA BUSINESS CREDIT CORPORATION
                  Riverway II
                  West Office Tower
                  9399 West Higgins Road
                  Rosemont, Illinois  60018


Lessee:           SUGEN, INC.
                  515 Galveston Drive
                  Redwood City, California 94063-4720


The lessor pursuant to this Master Lease Agreement ("Agreement") dated as of March 28, 1997, as amended on November 12, 1997, is Transamerica Business Credit Corporation ("Lessor"). All equipment, software ("Software"), items designated as tenant improvements on the applicable schedule ("Tenant Improvements") together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements and replacements thereof or thereto, which are the subject of a Lease (as defined in the next sentence) shall be referred to as "Equipment". Simultaneous with the execution and delivery of this Agreement, the parties are entering into one or more Lease Schedules (each, a "Schedule") which refer to and incorporate by reference this Agreement, each of which constitutes a lease (each, a "Lease") for the Equipment specified therein. Additional details pertaining to each Lease are specified in the applicable Schedule. Each Schedule that the parties hereafter enter into shall constitute a Lease. Lessor has no obligation to enter into any additional leases with, or extend any future financing to, Lessee other than stated in Paragraph 1 below.

         1. LEASE. Subject to and upon all of the terms and conditions of this Agreement and each Schedule, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Equipment for the Term (as defined in Paragraph 2 below) thereof. The timing and financial scope of Lessor's obligation to enter into Leases hereunder are limited as set forth in the Commitment Letters executed by Lessor and Lessee, dated as of March 20, 1997 and November 5, 1997 and attached hereto as Exhibits A and B and any Commitment Letters hereafter executed by Lessor and Lessee and attached hereto as Exhibits (the "Commitment Letters").

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         2.  TERM.  Each  Lease  shall be  effective  and the term of each Lease
("Term") shall commence on the commencement date specified in the applicable Schedule which date shall not be prior to delivery, acceptance and funding and, unless sooner terminated (as hereinafter provided), shall expire at the end of the term specified in such Schedule; provided, however, that obligations due to be performed by Lessee during the Term shall continue until they have been performed in full. Schedules will only be executed after the delivery of the Equipment to Lessee or upon completion of deliveries of items of such Equipment with aggregate cost of not less than $[...***...].

         3. RENT. Lessee shall pay as rent to Lessor, for use of the Equipment during the Term or Renewal Term (as defined in Paragraph 8), rental payments equal to the sum of all rental payments including, without limitation, security deposits, advance rents and interim rents payable in the amounts and on the dates specified in the applicable Schedule ("Rent"). If any Rent or other amount payable by Lessee is not paid within ten days after the day on which it becomes payable, Lessee will pay on demand, as a late charge, an amount equal to [...***...] or other amount but only to the extent permitted by applicable law. All payments provided for herein shall be payable to Lessor at its address specified above, or at any other place designated by Lessor. Lessee's commitment fees paid pursuant to the Commitment Letters shall be applied towards the second month's rent (after deductions for expenses under paragraph 23) under the initial Schedules and each monthly rental payment thereafter until fully applied.

         4. LEASE NOT CANCELABLE; LESSEE'S OBLIGATIONS ABSOLUTE. No Lease may be canceled or terminated except as expressly provided herein. So long as Lessor has not wrongfully interfered with Lessee's quiet enjoyment of the Equipment, Lessee's obligation to pay all Rent due or to become due hereunder shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim or recoupment for any reason whatsoever, including any failure of the Equipment or any representations by the manufacturer or the vendor thereof. If the Equipment is unsatisfactory for any reason, Lessee shall make any claim solely against the manufacturer or the vendor thereof and shall, nevertheless, pay Lessor all Rent payable hereunder.

         5. SELECTION AND USE OF EQUIPMENT. Lessee agrees that it shall be responsible for the selection, use of, and results obtained from, the Equipment and any other associated equipment or services.

         6. WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY, SUITABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE A CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY WHATSOEVER. ONCE ACCEPTED BY LESSEE, LESSEE LEASES THE EQUIPMENT "AS IS." IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY FOR, NOR SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR FOR, ANY LIABILITY, CLAIM, LOSS, DAMAGE OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY DEFICIENCY OR DEFECT THEREOF OR THE OPERATION, MAINTENANCE OR REPAIR THEREOF OR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN SECTION 2-719(3) OF THE MODEL UNIFORM COMMERCIAL CODE, AS AMENDED FROM TIME TO TIME ("UCC"). Lessor grants to Lessee, for the sole purpose of prosecuting a claim or receiving benefits under the warranty, the benefits of any and all warranties made available by the manufacturer or the vendor of the Equipment to the extent assignable.


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         7. DELIVERY.  Lessor hereby  appoints  Lessee as Lessor's agent for the sole and limited purpose of accepting delivery of the Equipment from each vendor thereof. Lessee shall pay any and all delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure of, delivery of the Equipment.

         8. RENEWAL. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, or the Lessee shall not have exercised its purchase option under Paragraph 9 hereof, Lessee may elect to renew upon 60 days prior written notice to Lessor each Lease on the terms and conditions of this Agreement or as set forth in the applicable Schedule (the "Renewal Term"); provided, however, that if Lessee elects to renew, obligations due to be performed by the Lessee during the Renewal Term shall continue until they have been performed in full. The monthly rental payments for the Renewal Term shall be as set forth in the applicable Schedule.

         9. PURCHASE OPTION. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may purchase all, but not less than all, the Equipment covered by the applicable Lease on the date specified therefor in the applicable Schedule ("Purchase Date"). The purchase price for such Equipment shall be set forth in the applicable Schedule. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may purchase all, but not less than all, the Equipment covered by the applicable Schedule by the last date of the Renewal Term (the "Alternative Purchase Date") at a purchase price equal to [...***...]. On the Purchase Date or the Alternative Purchase Date, as the case may be, for any Equipment, Lessee shall pay to Lessor the purchase price, together with all sales and other taxes applicable to the transfer of the Equipment and any other amount payable and arising hereunder, in immediately available funds, whereupon Lessor shall transfer to Lessee, without recourse or warranty of any kind, express or implied, all of Lessor's right, title and interest in and to such Equipment on an "As Is, Where Is" basis and file UCC-3 termination statements upon reasonable request by Lessee.

         10. OWNERSHIP; INSPECTION; MARKING; FINANCING STATEMENTS. Lessee shall affix to the Equipment, other than the Tenant Improvements, any labels supplied by Lessor indicating ownership of such Equipment. The Equipment is and shall be the sole property of Lessor. Lessee shall have no right, title or interest therein, except as lessee under a Lease. Other than Tenant Improvements, the Equipment is and shall at all times be and remain personal property and shall not become a fixture. Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any rights in the Equipment, other than in the Tenant Improvements, by reason of the Equipment being claimed or deemed to be real property. Lessee shall make the Equipment and its maintenance records available for inspection by Lessor at reasonable times and upon reasonable notice. Lessee shall execute and deliver to Lessor for filing any UCC financing statements or similar documents Lessor may reasonably request.

         11. EQUIPMENT USE. Lessee agrees that the Equipment will be operated by competent, qualified personnel in connection with Lessee's business for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws and government regulations, and that Lessee shall use all reasonable precautions to prevent loss or damage to the Equipment from fire and other hazards. Lessee shall procure and maintain in effect all orders, licenses, certificates, permits, approvals and consents required by federal, state or local laws or by any governmental body, agency or authority in connection with the delivery, installation, use and operation

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of the Equipment.

         12. MAINTENANCE. Lessee, at its sole cost and expense, shall keep the Equipment in a suitable environment as specified by the manufacturer's guidelines or the equivalent and meet all recertification requirements, and shall maintain the Equipment in its original condition and working order, ordinary wear and tear excepted. At the reasonable request of Lessor, Lessee shall furnish all proof of maintenance.

         13. ALTERATION; MODIFICATIONS; PARTS. Lessee may alter or modify the Equipment only with the prior written consent of Lessor. Any alteration shall be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense (without damaging the Equipment's originally intended function or its value) prior to its return to Lessor. Any part installed in connection with warranty or maintenance service or which cannot be removed in accordance with the preceding sentence shall be the property of Lessor.

         14. RETURN OF EQUIPMENT. Except for Equipment that has suffered a Casualty Loss (as defined in Paragraph 15 below) and is not required to be repaired pursuant to Paragraph 15 below or Equipment purchased by Lessee pursuant to Paragraph 9 above, upon expiration of the Renewal Term of a Lease, or upon demand by Lessor pursuant to Paragraph 22 below, Lessee shall contact Lessor for shipping instructions and, at Lessee's own risk, immediately return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. At the time of such return to Lessor, the Equipment shall
(i) be in the operating order, repair and condition as required by or specified in the original specifications and warranties of each manufacturer and vendor thereof, ordinary wear and tear excepted, and meet all recertification requirements and (ii) be capable of being promptly assembled and operated by a third party purchaser or third party lessee without further repair, replacement, alterations or improvements, and in accordance and compliance with any and all statutes, laws, ordinances, rules and regulations of any governmental authority or any political subdivision thereof applicable to the use and operation of the Equipment. Except as otherwise provided under Paragraph 9 hereof, at least thirty days before the expiration of the Renewal Term, Lessee shall give Lessor notice of its intent to return the Equipment at the end of such Renewal Term. During the thirty-day period prior to the end of the Renewal Term, Lessor and its prospective purchasers or lessees shall have, upon not less than two business days' prior notice to Lessee and during normal business hours, or at any time and without prior notice upon the occurrence and continuance of an Event of Default, the right of access to the premises on which the Equipment is located to inspect the Equipment, and Lessee shall cooperate in all other respects with Lessor's remarketing of the Equipment. The provisions of this Paragraph 14 are of the essence of the Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Paragraph 14. If Lessee fails to return the Equipment when required, the terms and conditions of the Lease shall continue to be applicable and Lessee shall continue to pay Rent until the Equipment is received by Lessor.

         15. CASUALTY INSURANCE; LOSS OR DAMAGE. Lessee will maintain, at its own expense, liability and property damage insurance relating to the Equipment, insuring against such risks as are customarily insured against on the type of equipment leased hereunder by businesses in which Lessee is engaged in such amounts, in such form, and with insurers satisfactory to Lessor; provided, however, that the amount of insurance against damage or loss shall not be less than the greater of (a) the [...***...] of the Equipment and (b) the [...***...] of the Equipment specified in the applicable Schedule [...***...]. Each liability insurance policy shall provide coverage (including, without limitation, personal injury coverage) of not less than $[...***...] for each occurrence, and shall name Lessor as an

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additional  insured;  and each property  damage policy shall name Lessor as sole loss payee and all policies shall contain a clause requiring the insurer to give Lessor at least thirty days prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall furnish an insurance certificate or other evidence satisfactory to Lessor that the required insurance coverage is in effect; provided, however, Lessor shall have no duty to ascertain the existence of or to examine the insurance certificates or policies to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right but not the obligation to obtain such insurance, and the cost of the insurance shall be for the account of Lessee due as part of the next due Rent. Lessee consents to Lessor's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Equipment or Lessor's interest therein.

         Until the Equipment is returned to and received by Lessor as provided in Paragraph 14 above, Lessee shall bear the entire risk of theft or destruction of, or damage to, the Equipment including, without limitation, any condemnation, seizure or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Lessee from its obligations to pay Rent except as provided in clause (b) below. When any Casualty Loss occurs, Lessee shall immediately notify Lessor and, at the option of Lessor, shall promptly (a) place such Equipment in good repair and working order; or (b) pay Lessor an amount equal to the [...***...] of such Equipment and all other amounts (excluding Rent) payable by Lessee hereunder, together with a late charge on such amounts at a rate per annum equal to the [...***...] hereunder (as reasonably determined by Lessor) from the date of the Casualty Loss through the date of payment of such amounts, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any, in and to such Equipment on an "AS IS, WHERE IS" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessee if no Event of Default has occurred and is continuing (and otherwise at the option of Lessor), either towards (i) repair of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Equipment.

         16. TAXES. Lessee shall pay when due, and indemnify and hold Lessor harmless from, all sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and if resulting from an act or omission of Lessee, any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its purchase, ownership, delivery, leasing, possession, use or relocation of the Equipment or otherwise in connection with the transactions contemplated by each Lease or the Rent thereunder, excluding taxes on or measured by the net income of Lessor. Upon request, Lessee will provide proof of payment. Unless Lessor elects otherwise, Lessor will pay all property taxes on the Equipment for which Lessee shall reimburse Lessor promptly upon request and proof of payment. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to any obligation of Lessee under this Paragraph 16. Lessee shall, to the extent permitted by law, cause all billings of such fees, taxes, levies, imposts, duties, withholdings and governmental charges to be made to Lessor in care of Lessee. Upon request, Lessee will provide Lessor with copies of all such billings. Lessee shall have the option to contest taxes diligently and in good faith as long as Lessee maintains adequate reserves for such taxes measured in accordance with General Accepted Accounting Principles.

         17. LESSOR'S PAYMENT.  If Lessee fails to perform its obligations under

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Paragraph 15 or 16 above, or Paragraph 23 below,  Lessor shall have the right to substitute performance, in which case, Lessee shall immediately reimburse Lessor therefor.

         18. GENERAL INDEMNITY. Each Lease is a net lease. Therefore, Lessee shall indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities and all costs and expenses, including, without limitation, reasonable legal fees, incurred by Lessor or its successors and assigns arising out of each Lease including, without limitation, the purchase, ownership, delivery, lease, possession, maintenance, condition, use or return of the Equipment, or arising by operation of law, except that Lessee shall not be liable for any claims, actions, damages, obligations and costs and expenses determined by a non-appealable, final order of a court of competent jurisdiction have occurred as a result of the gross negligence or willful misconduct of Lessor or its successors and assigns. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability or lien, Lessee shall assume full responsibility for the defense thereof, provided that Lessor's failure to give such notice shall not limit or otherwise affect its rights hereunder except to the extent Lessee incurs a loss as a direct result of such failure. Any payment pursuant to this Paragraph (except for any payment of Rent) shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, including taxes on or measured by the net income of Lessor, the balance will equal the amount due hereunder. The provisions of this Paragraph with regard to matters arising during a Lease shall survive the expiration or termination of such Lease.

         19. ASSIGNMENT BY LESSEE. Lessee shall not, without the prior written consent of Lessor, (a) assign, transfer, pledge or otherwise dispose of any Lease or Equipment, or any interest therein; (b) sublease or lend any Equipment or permit it to be used by anyone other than Lessee and its employees agents, representatives, contractors and other authorized persons, provided that Lessee shall indemnify and hold Lessor and its successors and assigns harmless from any liability arising under, or in connection with such persons' use or operation of the Equipment; or (c) move any Equipment from the location specified for it in the applicable Schedule, except that Lessee may move Equipment to another location within the United States provided that Lessee has delivered to Lessor
(A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to Lessor) necessary or, in the opinion of the Lessor, desirable to protect Lessor's interest in such Equipment. Notwithstanding anything to the contrary in the immediately preceding sentence, Lessee may keep any Equipment consisting of motor vehicles or rolling stock at any location in the United States.

         20. ASSIGNMENT BY LESSOR. Lessor may assign its interest or grant a security interest in any Lease and the Equipment individually or together, in whole or in part. If Lessee is given written notice of any such assignment, it shall immediately make all payments of Rent and other amounts hereunder directly to such assignee. Each such assignee shall have all of the rights of Lessor under each Lease assigned to it. Lessee shall not assert against any such assignee any set-off, defense or counterclaim that Lessee may have against Lessor or any other person. Notwithstanding any assignment by Lessor, Lessor shall not be relieved of its obligations under any Lease, but in no event shall Lessor be liable for any act or omission of its assignee.

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         21.  DEFAULT;  NO WAIVER.  Lessee or any guarantor of any or all of the obligations of Lessee hereunder (together with Lessee, the "Lease Parties") shall be in default under each Lease upon the occurrence of any of the following events (each, an "Event of Default"): (a) Lessee fails to pay within ten days of when due any amount required to be paid by Lessee under or in connection with any Lease; (b) any of the Lease Parties fails to perform in any material respect any other provision under or in connection with a Lease or violates in any material respect any of the covenants or agreements of such Lease Parties under or in connection with a Lease; (c) any representation made or financial information delivered or furnished by any of the Lease Parties under or in connection with a Lease shall prove to have been inaccurate in any material respect when made; (d) any of the Lease Parties makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall be appointed for any of the Lease Parties or for a substantial part of its property without its consent and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof;
(e) any petition or proceeding is filed by or against any of the Lease Parties under any Federal or State bankruptcy or insolvency code or similar law and, in the case of any such involuntary petition or proceeding, such petition or proceeding remains undismissed or unstayed for forty-five days following the filing or commencement thereof, or any of the Lease Parties takes any action authorizing any such petition or proceeding; (f) any of the Lease Parties fails to pay when due any indebtedness for borrowed money or under conditional sales or installment sales contracts or similar agreements, leases or obligations evidenced by bonds, debentures, notes or other similar agreements or instruments to any creditor (including Lessor under any other agreement) after any and all applicable cure periods therefor shall have elapsed if the amount involved exceeds $[...***...] in the aggregate; (g) any judgment shall be rendered against any of the Lease Parties which shall remain unpaid or unstayed for a period of sixty days; (h) any of the Lease Parties shall dissolve, liquidate, wind up or cease its business, sell or otherwise dispose of all or substantially all of its assets; (i) any of the Lease Parties shall amend or modify its name, unless such Lease Party delivers to Lessor thirty days prior to any such
proposed  amendment  or  modification   written  notice  of  such  amendment  or
modification and within ten days before such amendment or modification delivers executed financing statements (in form and substance satisfactory to the Lessor) provided that Lessee shall have 10 business days after notice to cure any default under this paragraph (i); (j) any of the Lease Parties shall merge or consolidate with any other entity or make any material change in its capital structure, in each case without Lessor's prior written consent, which shall not be unreasonably withheld; (k) any of the Lease Parties shall suffer any loss or suspension of any material license, permit or other right or asset which loss has a material adverse effect on Lessee's ability to perform hereunder, or fail generally to pay its debts as they mature, or call a meeting for purposes of compromising its debts; or (l) any of the Lease Parties shall deny or disaffirm its obligations hereunder or under any of the documents delivered in connection herewith.

         22. REMEDIES. Upon the occurrence and continuation of an Event of Default for ten days after notice for a payment Event of Default and for thirty days after notice for all other Events of Default, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies:
(a) terminate each Lease; (b) declare any and all Rent and other amounts then due and any and all Rent and other amounts to become due under each Lease (collectively, the "Lease Obligations") immediately due and payable; (c) take possession of any or all items of Equipment, wherever located, without demand, notice, court order or other process of law, and without liability for entry to Lessee's premises, for damage to Lessee's property or otherwise; (d) demand that Lessee immediately return any or all Equipment to Lessor in accordance with Paragraph 14 above, and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent payable for such Equipment in accordance with Paragraph 14 above; (e) lease, sell or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid; (f) recover the

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following amounts from the Lessee (as damages,  including reimbursement of costs and expenses, liquidated for all purposes and not as a penalty): (i) all costs and expenses of Lessor reimbursable to it hereunder, including, without limitation, expenses of disposition of the Equipment, reasonable legal fees and all other amounts specified in Paragraph 23 below; (ii) an amount equal to the sum of (A) any accrued and unpaid Rent through the later of (1) the date of the applicable default or (2) the date that Lessor has obtained possession of the Equipment or such other date as Lessee has made an effective tender of possession of the Equipment to Lessor (the "Default Date") and (B) if Lessor resells or re-lets the Equipment, Rent at the periodic rate provided for in each Lease for the additional period that it takes Lessor to resell or re-let all of the Equipment; (iii) the present value of all future Rent reserved in the Leases and contracted to be paid over the unexpired Term of the Leases discounted at
[...***...]   simple  interest  per  annum;   (iv)  the  present  value  of  the
reversionary value of the Equipment as of the expiration of the Term of the applicable Lease as set forth on the applicable Schedule discounted at [...***...] simple interest; and (v) any indebtedness for Lessee's indemnity under Paragraph 18 above, plus a late charge at the rate specified in Paragraph 3 above, less the amount received by Lessor, if any, upon sale or re-let of the Equipment; and (g) exercise any other right or remedy to recover damages or enforce the terms of the Leases. Upon the occurrence and continuance of an Event of Default or an event which with the giving of notice or the passage of time, or both, would result in an Event of Default, Lessor shall have the right, whether or not Lessor has made any demand or the obligations of Lessee hereunder have matured, to appropriate and apply to the payment of the obligations of Lessee hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Lessor to Lessee. Lessor may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance and injunctive relief. Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision hereunder or under any Schedule, shall not be construed as a consent or waiver of any other breach of the same or of any other provision. Any amendment or waiver of any provision hereof or under any Schedule or consent to any departure by Lessee herefrom or therefrom shall be in writing and signed by Lessor.

         No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

         23. LESSOR'S EXPENSE. Lessee shall pay Lessor on demand all its reasonable expenses which shall not exceed the amounts set forth in each Commitment Letter without the written consent of Lessee (including reasonable legal fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and any other agreement and transaction contemplated hereby and all costs and expenses in protecting and enforcing Lessor's rights and interests in each Lease and the Equipment, including, without limitation, legal, collection and remarketing fees and expenses incurred by Lessor in enforcing the terms, conditions or provisions of each Lease or, upon the occurrence and continuation of an Event of Default.

         24. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of the UCC; provided, however, that Lessee shall have the right to recover damages from Lessor for any breach by Lessor of its obligations under this Agreement. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 22 above or which may otherwise limit or modify any of Lessor's rights or remedies


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under Paragraph 22, except that Lessee shall have the right to require Lessor to convey to Lessee, without representation, warranty or recourse, all of Lessor's rights, title and interest in and to the Equipment upon Lessor's receipt, following an event of default and the exercise of the Lessor's remedies, of the amounts specified in Paragraph 22(f). Any action by Lessee against Lessor for any default by Lessor under any Lease shall be commenced within one year after any such cause of action accrues.

         25. NOTICES; ADMINISTRATION. Except as otherwise provided herein, all notices, approvals, consents, correspondence or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery or certified or registered mail, postage prepaid, if to Lessor, then to Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to Lessor at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, if to Lessee, then to Sugen, Inc., 351 Galveston Drive, Redwood City, California 94063-4720, Attention: Vice President Finance or such other address as shall be designated by Lessee or Lessor to the other party. All such notices and correspondence shall be effective when received.

         26. REPRESENTATIONS. Lessee represents and warrants to Lessor that (a) Lessee is duly organized, validly existing and in good standing under the laws of the State of its incorporation; (b) the execution, delivery and performance by Lessee of this Agreement are within Lessee's powers, have been duly authorized by all necessary action, and do not and will not contravene (i) Lessee's organizational documents or (ii) any law or contractual restriction binding on or affecting Lessee; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Lessee of this Agreement; (d) each Lease constitutes the legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms except as may be limited by bankruptcy, reorganization, receivership, insolvency or other laws affecting the enforcement of creditor's rights generally; (e) to the knowledge of Lessee the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates, and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing or other services) given to the Lessee by the manufacturer, supplier or any other person; and (f) all information supplied by Lessee to Lessor in connection herewith is correct and does not omit any material statement necessary to insure that the information supplied is not misleading.

         27. FURTHER ASSURANCES. Lessee, upon the request of Lessor, will execute, acknowledge, record or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement. Lessee hereby appoints Lessor as its limited attorney-in-fact to execute on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable.

         28. FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as soon as available, but not later than 120 days after the end of each fiscal year of Lessee and its consolidated subsidiaries, the consolidated balance sheet, income statement and statements of cash flows and shareholders equity for Lessee and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of Lessee and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, as filed with the SEC. Lessee shall also deliver to Lessor as soon as available copies of all press releases

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


and other similar communications issued by Lessee and upon request of Lessor.

         29. CONSENT TO JURISDICTION. Lessee irrevocably submits to the jurisdiction of any Illinois state or federal court sitting in Illinois for any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Lessee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state or federal court.

         30. WAIVER OF JURY TRIAL. LESSEE AND LESSOR IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         31. FINANCE LEASE. Lessee and Lessor agree that each Lease is a "Finance Lease" as defined by Section 2A-103(g) of the UCC. Lessee acknowledges that Lessee has reviewed and approved each written Supply Contract (as defined by UCC 2A-103(y)) covering Equipment purchased from each "Supplier" (as defined by UCC 2A-103(x)) thereof.

         32. NO AGENCY. Lessee acknowledges and agrees that neither the manufacturer or supplier, nor any salesman, representative or other agent of the manufacturer or supplier, is an agent of Lessor. No salesman, representative or agent of the manufacturer or supplier is authorized to waive or alter any term or condition of this Agreement or any Schedule and no representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Agreement or any Schedule.

         33. SPECIAL TAX INDEMNIFICATION. Lessee acknowledges that Lessor, in determining the Rent due hereunder, has assumed that certain tax benefits as are provided to an owner of property under the Internal Revenue Code of 1986, as amended (the "Code"), and under applicable state tax law, including, without limitation, depreciation deductions under Section 168(b) of the Code, and deductions under Section 163 of the Code in an amount at least equal to the amount of interest paid or accrued by Lessor with respect to any indebtedness incurred by Lessor in financing its purchase of the Equipment, are available to Lessor as a result of the lease of the Equipment. In the event Lessor is unable to obtain such tax benefits as a result of an act or omission of Lessee of which Lessee has prior written notice and opportunity of comply, is required to include in income any amount other than the Rent or is required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement, Lessee shall pay Lessor additional rent ("Additional Rent") in a lump sum in an amount needed to provide Lessor with the same after-tax yield and after-tax cash flow as would have been realized by Lessor had Lessor (i) been able to obtain such tax benefits, and (ii) not been required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement. The Additional Rent shall be computed by Lessor, which computation shall be binding on Lessee absent good faith contest by Lessee. The Additional Rent shall be due immediately upon written notice by Lessor to Lessee of Lessor's inability to obtain tax benefits, the inclusion of any amount in income other than the Rent or the recognition of income in respect of the Rent earlier than anticipated pursuant to this Agreement. The provisions of this Paragraph 33 shall survive the termination of this Agreement.

         34. GOVERNING LAW; SEVERABILITY. EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. IF ANY PROVISION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

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LESSEE  ACKNOWLEDGES  THAT  LESSEE  HAS READ THIS  AGREEMENT  AND THE  SCHEDULES
HERETO, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, LESSEE AND LESSOR AGREE THAT THIS AGREEMENT AND THE SCHEDULES DELIVERED AND SIGNED BY LESSEE AND LESSOR IN CONNECTION HEREWITH FROM TIME TO TIME AND THE COMMITMENT LETTERS, ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

                                       11

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         IN WITNESS  WHEREOF,  the parties  hereto have  executed or caused this
Agreement to be duly executed by their duly authorized officers as of this 30th day of November, 1997.


                                        SUGEN, INC.



                                        By: /s/ Stephen Evans-Freke
                                            ------------------------------
                                            Name: Stephen Evans-Freke
                                            Title: Chairman and Chief Executive
                                             Officer
                                            Federal Identification Number
                                             13-3629196


                                        TRANSAMERICA BUSINESS CREDIT CORPORATION



                                        By: /s/ Gary P. Moro
                                            ------------------------------
                                            Name: Gary P. Moro
                                            Title: Vice President


Form 1-11-11-97

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                                    EXHIBIT A


March 20, 1997


Ms. Christine Gray-Smith
Vice President Finance
Sugen, Inc.
515 Galveston Drive
Redwood City, California 94063-4720

Dear Christine:

Transamerica Business Credit Corporation - Technology Finance Division ("Lessor") is pleased to offer to lease the Equipment described below to Sugen, Inc. ("Lessee"). This Commitment supersedes all prior correspondence, proposals, and oral or other communications relating to leasing arrangements between Lessee and Lessor. The outline of this offer is as follows:

Lessee:                             Sugen, Inc.

Lessor:                             Transamerica  Business Credit  Corporation -
                                    Technology   Finance   Division  and/or  its
                                    affiliates, successors and assigns.

Guarantors:                         None.

Equipment:                          A.     Laboratory,   Computer   and   Office
                                           Equipment  and  software  as  will be
                                           further   described   in  the   lease
                                           documentation.  All equipment subject
                                           to  approval   of  Lessor   prior  to
                                           funding  which  approval  will not be
                                           unreasonable withheld.

                                    B.     Tenant   Improvements   as   will  be
                                           further   described   in  the   lease
                                           documentation.

                                    C.     The Equipment and Tenant Improvements
                                           shall  include sale  leaseback  items
                                           purchased after December 1, 1996.

Equipment Cost:                     Not   to   exceed     $3,500,000     (Tenant
                                    Improvements  limited  to  $[...***...]  and
                                    Software limited to $[...***...]).

Equipment Location:                 Redwood City,  California or other locations
                                    acceptable to Lessor, which acceptance shall not be unreasonably withheld.

Anticipated Delivery:               December 1, 1996 through June 30, 1998.


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Termination of Commitment:          This  commitment will terminate if the first
                                    delivery of Equipment is not completed and funded on or before May 31, 1997. The final delivery of Equipment shall not be later than June 30, 1998.

Lease Term
Commencement:                       Upon delivery  acceptance and funding of the
                                    Equipment   or  upon  each   completion   of
                                    deliveries   of  items  of  Equipment   with
                                    aggregate    cost   of   not    less    than
                                    $[...***...], but in no event, shall any Equipment be delivered later than June 30, 1998.

Term:
(Equipment and Software)            From each Lease Term  Commencement  until 49
                                    months from the first day of the month next following or on the same date as the Lease
                                    Term Commencement if that date is the first date of the month.

Term:
(Tenant Improvements)               From each Lease Term  Commencement  until 37
                                    months from the first day of the month next following or on the same date as the Lease
                                    Term Commencement if that date is the first date of the month.

Lease Repayment Terms:
(Equipment and Software)            Monthly  Rent for  months 1 through 48 equal
                                    to  [...***...]  of  Equipment  Cost payable
                                    monthly in advance,  plus  applicable  sales
                                    and other  taxes.  Monthly Rent for month 49
                                    equal to [...***...] of Equipment  Cost. The
                                    first and 48th month's rent shall be payable
                                    in  advance.   Lessee  may  elect  Automatic
                                    Renewal provision of the lease in lieu of making the 49th monthly rent payment as described above upon giving 60 days prior written notice to Lessor. As of the date of each Lease Term Commencement, the Monthly
                                    Rent Payments shall be fixed for the term.

Lease Repayment Terms:
(Tenant Improvements)               Monthly  Rent for  months 1 through 36 equal
                                    to [...***...] of Tenant  Improvements  Cost
                                    and  Equipment   Cost  payable   monthly  in
                                    advance,  plus  applicable  sales  and other
                                    taxes.  Monthly  Rent for  month 37 equal to
                                    [...***...] of Equipment Cost. The first and
                                    36th   month's  rent  shall  be  payable  in
                                    advance.  Lessee may elect Automatic Renewal
                                    provision of the lease in lieu of making the
                                    37th month's rent payment as described above
                                    upon giving 60 days prior written  notice to
                                    Lessor.  As of the date of each  Lease  Term
                                    Commencement,   the  Monthly  Rent  Payments
                                    shall be fixed for the term.

                                    The Lessor  reserves  the right to  increase
                                    the Monthly Rent  Payments as of the date of
                                    each Lease Term Commencement commensurate to
                                    the  [...***...]  of the  interest  rates of
                                    [...***...]  (in the case of Equipment)  and
                                    [...***...]   (in   the   case   of   Tenant
                                    Improvements  Cost)  from  the  week  ending
                                    March 5, 1997  ([...***...] and [...***...],
                                    respectively) to the week preceding the date
                                    of  each   Lease   Term   Commencement,   as
                                    published in


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                                    the Wall Street Journal.

Interim Rent Payments:              In   the   event   that   the   Lease   Term
                                    Commencement  is not on the first day of the
                                    month,  Interim Rent  Payments  shall accrue
                                    from each Lease Term Commencement  until the
                                    next  following  first  day of a  month  and
                                    shall be payable  at the end of that  month.
                                    Interim Rent Payments shall be calculated at
                                    the  daily   equivalent   of  the  currently
                                    adjusted Monthly Payment. Lessee will not be charged Interim Rent on any Schedule that has a Commencement Date that starts on or after the last 3 business days of a month.

Purchase Option:
(Equipment and Software)            Lessee shall have the option to purchase all
                                    (but not less than all) the Equipment or any schedule at the expiration of the term of the Lease for $[...***...], plus applicable sales and other taxes.

Automatic Renewal:
(Equipment and Software)            In the event  Lessee  does not elect to make
                                    the 49th  monthly  rent as  described in the
                                    Lease Repayment Terms above, the lease shall
                                    automatically  renew  for a term  of  twelve
                                    months.   The  Monthly   Rental  will  equal
                                    [...***...] of the origiNal Equipment Cost payable monthly in advance plus [...***...]
                                    equal to [...***...] of the Equipment Cost after which time the Lessee may purchase the Equipment for $[...***...] plus sales and other applicable taxes due at the end of the Renewal Term.

Purchase Option or
Automatic Renewal:
(Tenant Improvements)               Lessee shall have the option to purchase all
                                    (but  not  less  than  all)  of  the  Tenant
                                    Improvements  at the end of the  lease  term
                                    for  $[...***...]  plus applicable sales and
                                    other  taxes.   If  the  Lessee  renews  its
                                    existing Real Estate Lease for a period that
                                    exceeds the Tenant  Improvements Lease Term,
                                    then  Lessee  may  automatically  renew  the
                                    lease in lieu of  making  the  37th  monthly
                                    rent  payment  as  described  in  the  Lease
                                    Repayment  Terms  above,   the  lease  shall
                                    automatically  renew  for a term  of  twelve
                                    months   with   Monthly   Rental   equal  to
                                    [...***...]    of   the   original    Tenant
                                    Improvement   costs   payable   monthly   in
                                    advance, after which time the Lessee may purchase all but not less than all of the Tenant Improvements for $[...***...] plus sales and other applicable taxes due at the end of the Renewal Term.

Documentation:                      The    documentation    relating   to   this
                                    transaction  shall implement the transaction
                                    contemplated  by this  commitment  letter to
                                    the  satisfaction of Lessor and its counsel,
                                    shall  be fully  acceptable  to  Lessor  and
                                    Lessee and their counsel,  and shall contain
                                    conditions    precedent,    representations,
                                    warranties and covenants by Lessee and shall
                                    provide for events of defaults and remedies,
                                    all as  reasonably  required  by Lessor  for
                                    transactions of this type. The documentation
                                    shall  include,  but not be limited  to, the
                                    terms  and  conditions   described  in  this
                                    commitment letter.


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Insurance:                          Prior  to any  delivery  of  Equipment,  the
                                    Lessee  shall  furnish  a   certificate   of
                                    insurance   acceptable   to  the  Lessor  in
                                    amount,   type,   and  term   covering   the
                                    Equipment   including  primary,   all  risk,
                                    physical damage,  property damage and bodily
                                    injury  with   appropriate  loss  payee  and
                                    additional insured endorsements in favor of the Lessor.

Taxes: Sales or use taxes would be added to the Equipment Cost or collected on the gross rentals, as appropriate.

Representations and
Additional Covenants:               There  shall  be  no  actual  or  threatened
                                    conflict   with,   or   violation   of,  any
                                    regulatory   statute,   standard   or   rule
                                    relating to the Lessee its present or future operations, or the Collateral.

                                    All information supplied by the Lessee shall
                                    be materially correct and shall not omit any
                                    statement  necessary to make the information
                                    supplied not be  misleading.  There shall be
                                    no  material  breach of the  representations
                                    and  warranties  of the Lessee in the Lease.
                                    The  representations  shall include that the
                                    Equipment Cost of each item of the Equipment
                                    does not exceed the fair and usual price for
                                    such  type  of  Equipment  purchase  in like
                                    quantity purchased of such item and reflects
                                    all  discounts,  rebates and  allowances for
                                    the   Equipment   given  to  Lessee  by  the
                                    manufacturer,  supplier or any other  person
                                    including, without limitation, discounts for
                                    advertising,   prompt  payment,  testing  or
                                    other services.

Conditions Precedent to
Each Lease Term
Commencement:               1.      No material  adverse change in the financial
                                    condition, operation prospects of the Lessee
                                    prior to funding.  The Lessor  reserves  its
                                    right to rescind  any unused  portion of its
                                    commitment   in  the  event  of  a  material
                                    adverse  change in the financial or business
                                    standing of the Lessee.
                            2.      Completion  of the  documentation  and final
                                    terms of the proposed financing satisfactory
                                    to Lessor and Lessor's  counsel,  and Lessee
                                    and Lessee's counsel.
                            3.      Results  of  all  due  diligence,  including
                                    lien,  judgment  and tax  searches and other
                                    matters   Lessor   may   request   shall  be
                                    satisfactory to Lessor and Lessor's counsel.
                            4.      Receipt  by  Lessor of duly  executed  Lease
                                    documentation    in   form   and   substance
                                    satisfactory to Lessor and its counsel.
                            5.      Lessor shall  receive  title and a valid and
                                    perfected first priority lien and security interest in the Equipment and all other
                                    Equipment acquired through the use of this Commitment and Lessor shall have received satisfactory evidence that there are no liens on any Equipment except as expressly permitted herein.

Tenant Improvements
Termination Provision:              If the Lessee  elects to vacate its  present
                                    operating  facility (which is defined as any
                                    facility    in   which    Lessor's    Tenant
                                    Improvements
                                    reside),then  the Lessor  will  release  its
                                    ownership  position  in all  of  its  Tenant
                                    Improvements.  In  return  the  Lessee  will
                                    provide  compensation  to the Lessor for the
                                    release of Tenant  Improvements  in the form
                                    of an increase to the monthly  rental factor
                                    on   the   remaining    rental   of   Tenant
                                    Improvements  which can not be  removed  and
                                    used by [...***...] (or from  [...***...] of
                                    Tenant   Improvements  Cost  monthly).   The
                                    release will be subject to the Lessee being in substantial compliance with all other terms and conditions of the lease.

Fees and Expenses:                  The  Lessee  shall  be  responsible  for the
                                    Lessor's  reasonable  expenses not to exceed
                                    $[...***...]    without   Lessee's   written
                                    consent   (including   legal   expenses)  in
                                    connection with the transaction.

Law: This letter and the proposed Lease are intended to be governed by and construed in accordance with Illinois law without regard to its conflict of law provisions.

Indemnity:                          Lessee  agrees  to  indemnify  and  to  hold
                                    harmless Lessor, and its officers, directors
                                    and employees  against all claims,  damages,
                                    liabilities   and  expenses   which  may  be
                                    incurred  by or  asserted  against  any such
                                    person in connection  without arising out of
                                    this    letter    and    the    transactions
                                    contemplated   hereby,  other  than  claims,
                                    damages,  liability,  and expense  resulting
                                    from  such  person's  gross   negligence  or
                                    willful misconduct.

Confidentiality:                    This  letter  is  delivered  to you with the
                                    understanding   that   neither  it  nor  its
                                    substance  shall be  disclosed  publicly  or
                                    privately to any third  person  except those
                                    who are in a  confidential  relationship  to
                                    you  (such  as  your   legal   counsel   and
                                    accountants), or where the same is required by law and then only on the basis that it not be further disclosed, which conditions the Lessee and its agents agree to be bound by upon acceptance of this letter.

                                    Without   limiting  the  generality  of  the
                                    foregoing, none of such persons shall use or refer to Lessor or to any affiliate name in any disclosures made in connection with any of the transactions without Lessor's prior written consent.

Conditions of Acceptance:           This  Commitment  Letter is intended to be a
                                    summary of the most  important  elements  of
                                    the   agreement  to  enter  into  a  leasing
                                    transaction  with Lessee,  and it is subject
                                    to all requirements and conditions contained
                                    in Lease documentation proposed by Lessor or
                                    its  counsel in the  course of  closing  the
                                    lease described herein.  Not every provision
                                    that imposes duties,  obligations,  burdens,
                                    or   limitations   on  Lessee  is  contained
                                    herein,  but shall be contained in the final
                                    Lease documentation satisfactory to Lessor and its counsel.

EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS LETTER OR THE TRANSACTION DESCRIBED IN THIS LETTER.


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Commitment Fee:                     A Commitment Fee equal to [...***...] of the
                                    total Equipment Cost and Tenant Improvements
                                    $([...***...])  shall be due the Lessor upon
                                    acceptance   of   this    Commitment.    The
                                    $[...***...] application Fee previously paid
                                    by Lessee to Lessor  shall be applied to the
                                    Commitment  Fee.  The  Commitment  Fee shall
                                    then be  applied  to the cost  and  expenses
                                    incurred    by   Lessor   (not   to   exceed
                                    $[...***...])   in   connection   with   the
                                    transaction,  and  the  remainder  shall  be
                                    applied to the second month's rent due under
                                    the Lease or  subsequent  months until fully
                                    utilized.   Upon   request   by  Lessee  the
                                    Commitment Fee shall be refunded to Lessee if the Lease Agreement is not executed by March 31, 1997.

Commitment Expiration:              This  Commitment  shall  expire on March 25,
                                    1997, unless prior thereto either extended in writing by the Lessor or accepted as provided below by the Lessee.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by March 25, 1997.


                                                    Yours truly,

                                                    TRANSAMERICA BUSINESS CREDIT
                                                    CORPORATION-TECHNOLOGY
                                                    FINANCE DIVISION




                                                    By /s/ Gerald A. Michaud
                                                       -------------------------
                                                       Gerald A. Michaud
                                                       Senior Vice President -
                                                       Marketing

Accepted this 25th day of  March, 1997

SUGEN, INC.


By: /s/ Christine Gray-Smith
   ---------------------------
    Typed or Printed Name

Title:  Vice President, Finance
   ---------------------------


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                                    EXHIBIT B

November 5, 1997

                                     Revised


Ms. Christine Gray-Smith
Vice President, Finance
Sugen, Inc.
515 Galveston Drive
Redwood City, CA 94063-4720

Dear Chris:

Transamerica Business Credit Corporation - Technology Finance Division ("Lessor") is pleased to offer this commitment (this "Commitment") to lease the equipment described below to Sugen, Inc. ("Lessee"). Except with respect to the transactions consummated (or to be consummated) under a commitment letter dated as of March 20, 1997 and the Master Lease Agreement dated as of March 28, 1997, this Commitment supersedes all prior correspondence, commitments, and oral or other communications relating to leasing arrangements between Lessor and Lessee.

The outline of this offer is as follows:

Lessee:                             Sugen, Inc.

Lessor:                             Transamerica  Business Credit  Corporation -
                                    Technology Finance Division

Equipment:                          A.     Laboratory,   computer   and   office
                                           equipment  and  software,   including
                                           without  limitation,  all  additions,
                                           improvements,  replacements, repairs,
                                           appurtenances,    substitutions   and
                                           attachments  thereto and all proceeds
                                           thereof.  All  Equipment  subject  to
                                           approval  of Lessor  prior to funding
                                           which    approval    will    not   be
                                           unreasonable withheld.

                                    B.     Tenant   Improvements   as   will  be
                                           further   described   in  the   lease
                                           documentation.

Equipment Cost:                     Not   to   exceed     $5,000,000     (Tenant
                                    Improvements limited to $[...***...] and and Software limited to $[...***...]).

Equipment Location:                 California (or other location  acceptable to
                                    Lessor).

Anticipated Delivery:               September 1, 1997 to December 31, 1998

Lease Term
Commencement:                       Upon delivery, acceptance and funding of the
                                    Equipment   or  upon  each   completion   of
                                    deliveries   of  items  of  Equipment   with
                                    aggregate    cost   of   not    less    than
                                    $[...***...], but no later than December 31, 1998.


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Term:                               From each Lease Term  Commencement  until 49
                                    months from the first day of the month next following or coincident with that Lease Term Commencement.

Monthly Rent
(Equipment and Software
  Only): Monthly Rent for the first 48 rental payments will be equal to [...***...] of Equipment Cost (Equipment and Software) payable monthly in advance and one final
                                    rental   payment  equal  to  [...***...]  of
                                    Equipment Cost (Equipment and Software) will
                                    be payable in advance at month 49. The first
                                    and  48th  months'  rent  will  be due on or
                                    before  each  Lease Term  Commencement.  The
                                    Lessee may at its option elect to accept the
                                    automatic    renewal   described   in   this
                                    Commitment in lieu of making the 49th rental payment as described above.

Monthly Rent
(Tenant Improvements
  Only): Monthly Rent for the first 48 rental payments will be equal to [...***...] of Equipment Cost (Tenant Improvements) payable monthly in advance and one final payment equal to [...***...] of Equipment Cost (Tenant Improvements) will be payable in advance  at month  49.  The  first  and 48th
                                    months'  rent will be due on or before  each
                                    Lease Term  Commencement.  The Lessee may at
                                    its  option  elect to accept  the  automatic
                                    renewal described in this Commitment in lieu
                                    of  making  the  49th   rental   payment  as
                                    described above.

Adjustment to
Rental Payments:                    The Lessor  reserves  the right to  increase
                                    the Monthly Rent  Payments as of the date of
                                    each Lease Term Commencement  proportionally
                                    to  the  change  in the  [...***...]  of the
                                    interest  rates of  [...***...]  to the week
                                    preceding   the  date  of  each  Lease  Term
                                    Commencement,   as  published  in  the  Wall
                                    Street Journal. As of the date of each Lease
                                    Term Commencement, the Monthly Rent Payments will be fixed for the term. A schedule of the actual Monthly Rent Payments will be provided by the Lessor following each Lease
                                    Term Commencement.

Interim Rent:                       Interim  Rent will  accrue  from each  Lease
                                    Term  Commencement  until the next following
                                    first day of a month  (unless the Lease Term
                                    Commencement  is on or within three business
                                    days  prior to the  first  day of a  month).
                                    Interim Rent will be at the daily equivalent
                                    of  the  currently   adjusted  Monthly  Rent
                                    Payment.

Net Lease:                          The lease  will be a net lease  under  which
                                    the   Lessee   will   be   responsible   for
                                    maintenance, insurance, taxes, and all other costs and expenses.

Taxes: Sales or use taxes shall be added to the gross rentals, as appropriate.

Insurance:                          Prior  to any  delivery  of  Equipment,  the
                                    Lessee   will   furnish    confirmation   of
                                    insurance acceptable to the Lessor covering the Equipment including


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                                    primary, all risk, physical damage, property
                                    damage and bodily injury with appropriate loss payee endorsement in favor of the Lessor.

Conditions Precedent to
Each Lease Term
Commencement:                       1.  No  material   adverse   change  in  the
                                    financial condition,  operation or prospects
                                    of the Lessee  prior to funding.  The Lessor
                                    reserves  the right to  rescind  any  unused
                                    portion of this Commitment in the event of a
                                    material  adverse  change  in the  financial
                                    condition,  operation  or  prospects  of the
                                    Lessee.
                                    2. Completion of the documentation and final
                                    terms of the proposed financing satisfactory
                                    to Lessor and Lessor's counsel.
                                    3. Results of all due  diligence,  including
                                    lien,  judgment  and tax  searches and other
                                    matters Lessor may reasonably  request shall
                                    be   satisfactory  to  Lessor  and  Lessor's
                                    counsel.
                                    4. Receipt by Lessor of duly executed  Lease
                                    documentation    in   form   and   substance
                                    satisfactory to Lessor and its counsel.
                                    5. Lessor  shall  receive  title and a valid
                                    and  perfected   first   priority  lien  and
                                    security interest in all Equipment  acquired
                                    through  the  use  of  this  Commitment  and
                                    Lessor  shall  have  received   satisfactory
                                    evidence  that  there  are no  liens  on any
                                    Equipment  except  as  expressly   permitted
                                    herein.

Purchase Option
(Equipment and Software
  Only): The Lessee will have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the Leases for $[...***...] plus applicable sales and other taxes. In the event the Lessee does not elect to make the 49th payment as described in the Monthly Rent (Equipment and Software) paragraph of this Commitment, each Lease will automatically renew for a term of one year with monthly rentals equal to [...***...] of Equipment Cost (Equipment and Software) payable monthly in advance plus one additional payment equal to [...***...] of the Equipment Cost (Equipment and Software).

Purchase Option
(Tenant Improvements
  Only): The Lessee will have the option to purchase all (but not less than all) of the Tenant Improvements at the expiration of the term, or, if applicable, the renewal term, of the Leases for $[...***...] plus applicable sales and other taxes. If the term of the Lessee's existing real estate lease exceeds the the term of Leases for Tenant Improvements by at least one year, then the Lessee may elect not to make the 49th payment as described in the Monthly Rent (Tenant Improvements) paragraph of this Commitment, in which case each Lease for Tenant Improvements will automatically renew for a period of 12 months with monthly rentals equal to [...***...] of Equipment Cost (Tenant Improvements).

Additional Covenants:               There  will  be  no  actual  or   threatened
                                    conflict   with,   or   violation   of,  any


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                                    regulatory   statute,   standard   or   rule
                                    relating to the Lessee, its present or future operations, or the Equipment.

                                    Lessee will  continue  to provide  copies of
                                    its  quarterly  filings  to  the  Securities
                                    Exchange    Commission.    All   information
                                    supplied  by the Lessee  will be  materially
                                    correct  and will  not  omit  any  statement
                                    necessary to make the  information  supplied
                                    not be misleading. There will be no material
                                    breach of the representations and warranties
                                    of   the   Lessee   in   the   lease.    The
                                    representations   will   include   that  the
                                    Equipment Cost of each item of the Equipment
                                    does not exceed the fair and usual price for
                                    like  quantity  purchased  of such  item and
                                    reflects   all   discounts,    rebates   and
                                    allowances for the Equipment given to Lessee
                                    or   any   affiliate   of   Lessee   by  the
                                    manufacturer,   supplier   or  anyone   else
                                    including, without limitation, discounts for
                                    advertising,   prompt  payment,  testing  or
                                    other services.

Fees and Expenses:                  The  Lessee  will  be  responsible  for  the
                                    Lessor's reasonable expenses in connection with the transaction. Lessor's expenses will be capped at $[...***...].

Law: This letter and the proposed Lease are intended to be governed by and construed in accordance with Illinois law without regard to its conflict of law provisions.

Indemnity:                          Lessee  agrees  to  indemnify  and  to  hold
                                    harmless Lessor, and its officers, directors
                                    and employees  against all claims,  damages,
                                    liabilities   and  expenses   which  may  be
                                    incurred  by or  asserted  against  any such
                                    person in connection  with or arising out of
                                    this    letter    and    the    transactions
                                    contemplated   hereby,  other  than  claims,
                                    damages,  liability,  and expense  resulting
                                    from  such  person's  gross   negligence  or
                                    willful misconduct.

Conditions of
Acceptance:                         This  Commitment  Letter is intended to be a
                                    summary of the most  important  elements  of
                                    the   agreement  to  enter  into  a  leasing
                                    transaction  with Lessee,  and it is subject
                                    to all requirements and conditions contained
                                    in Lease documentation proposed by Lessor or
                                    its  counsel in the  course of  closing  the
                                    Lease described herein.  Not every provision
                                    that imposes duties,  obligations,  burdens,
                                    or   limitations   on  Lessee  is  contained
                                    herein,  but shall be contained in the final
                                    Lease documentation satisfactory to Lessor and its counsel.

EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS LETTER OR THE TRANSACTION DESCRIBED IN THIS LETTER.

Application Fee:                    The $[...***...]  Application Fee previously
                                    paid by the Lessee shall be first applied to the costs and expenses of the Lessor in connection with


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                                    the     transaction     (not    to    exceed
                                    $[...***...]), and any remainder shall be applied to the second month's rent due under the Lease or subsequent months until fully utilized.

Commitment
Expiration:                         This Commitment shall expire on November 10,
                                    1997, unless prior thereto either extended in writing by the Lessor or accepted as provided below by the Lessee.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by November 10, 1997.


                                                    Yours truly,

                                                    TRANSAMERICA BUSINESS CREDIT
                                                    CORPORATION-TECHNOLOGY
                                                    FINANCE DIVISION




                                                    By /s/ Gerald A. Michaud
                                                       -------------------------
                                                       Gerald A. Michaud
                                                       Senior Vice President -
                                                       Marketing

Accepted this 5th day of  March, 1997

SUGEN, INC.


By: /s/ Christine Gray-Smith
   ---------------------------


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